Exhibit 10.19
ORCHID ISLAND CAPITAL, INC.
2021 EQUITY INCENTIVE PLAN
DEFERRED STOCK UNIT GRANT NOTICE
Pursuant

to

the

terms

and

conditions

of

the

Orchid

Island

Capital,

Inc.

2021

Equity
Incentive

Plan,

as

amended

from

time

to

time

(the

“
Plan
”),

Orchid

Island

Capital,

Inc.
(the “ Company
”)

hereby

grants

to

the

individual

listed

below

(“
you
”

or

the

“
Participant
”)

the
number of Deferred

Stock Units

(the “
DSUs
”) set forth

below in this

Deferred Stock Unit

Grant
Notice

(this

“
Grant

Notice
”).

This

award

of

DSUs

(this “
Award
”)

is

subject

to

the

terms

and
conditions

set forth

herein,

in the

Deferred Stock

Unit Agreement

attached

hereto as

Exhibit

A
(the “ Agreement
”) and

the Plan,

each of

which is

incorporated herein

by reference.

Capitalized
terms used but not defined herein shall have the meanings set forth in the Plan.
Participant:

Date of Grant:

Award Type

and
Description:
Other Equity-Based Award granted pursuant to

Article X of

the Plan.
Total

Number of
Deferred Stock Units:

By

signing

below,

you

agree

to

be

bound

by

the

terms

and

conditions

of

the

Plan,

the
Agreement and this Grant Notice.

You

acknowledge that you have

reviewed the Agreement, the
Plan and this Grant

Notice in their entirety

and fully understand all provisions

of the Agreement,
the Plan

and this

Grant Notice.

You

hereby agree

to accept

as binding,

conclusive and

final all
decisions or

interpretations

of the

Committee

regarding any

questions or

determinations arising
under the Agreement, the Plan or this Grant Notice.

This Grant Notice may be executed in one or
more counterparts (including portable

document format (.pdf) and

facsimile counterparts), each of
which shall be

deemed to be

an original, but

all of which

together shall constitute

one and

the same
agreement.
[Signature Page Follows]

IN WITNESS WHEREOF , the Company has caused this Grant Notice to be executed by an officer thereunto duly authorized, and the Participant has executed this Grant Notice, effective for all purposes as provided above.
COMPANY
Orchid Island Capital, Inc.
By:

Name:

Title:
PARTICIPANT

Name:

Address:

EXHIBIT A
DEFERRED STOCK UNIT AGREEMENT
This

Deferred

Stock

Unit

Agreement

(together

with

the

Grant

Notice

to

which

this
Agreement is

attached, this “
Agreement
”) is

made as

of the

Date of

Grant set

forth in

the Grant
Notice (the “ Date of Grant ”) by and between Orchid Island Capital, Inc., a Maryland corporation
(the “ Company ”), and _________ (the “ Participant ”). Capitalized terms used but not specifically defined herein shall have the meanings specified in the Plan or the Grant Notice.
1. Award
.

In consideration

of the

Participant’s

past and/or

continued service

to the
Company

or

its

Affiliates

and

for

other

good

and

valuable

consideration,

the

receipt

and
sufficiency

of

which

is

hereby

acknowledged,

effective

as

of

the

Date

of

Grant,

the

Company
hereby grants to the

Participant the number of

DSUs set forth in the

Grant Notice on the

terms and
conditions set forth

in the Grant Notice,

this Agreement and the

Plan, which is incorporated

herein
by reference as

a part of

this Agreement. In the

event of any

inconsistency between the

Plan and
this Agreement, the terms of the Plan shall control.

Each DSU represents the right to receive one
share of

Common

Stock,

subject

to

the

terms

and

conditions

set

forth

in

the

Grant Notice,

this
Agreement and the Plan.

Unless and until

the DSUs are

delivered in accordance

with Section 4,
the Participant

will have

no right

to receive

any Common

Stock or

other payments

in respect

of
the DSUs.

The DSUs shall be credited to a separate account maintained for the Participant on the
books and records of the

Company (the “
Account
”). Prior to settlement of

this Award,

the DSUs
and this Award represent

an unsecured obligation of the Company, payable only from the general assets of the Company.
2.
Vesting

of DSUs
.

The DSUs shall be 100% vested on the Date of Grant.
3. Dividend Equivalent Rights
.

(a)
In the event that the Company

declares and pays a dividend in

respect of its
outstanding

shares of

Common Stock

and, on

the record

date for

such dividend,

the Participant
holds DSUs granted pursuant to

this Agreement that have

not been settled, the Company

shall pay
to

the

Participant

an

amount

equal

to

the

dividends

the

Participant

would

have

received

if

the
Participant was the holder

of record, as of

such record date,

of the number

of shares of Common
Stock relating to the portion of the Participant’s DSUs that have not been settled as of such record
date (the “ Dividend Equivalents
”), unless payment is deferred pursuant to Section 3(b).

(b)
Notwithstanding

Section

3(a),

the

Participant

may

elect

to

defer

the
payment

of

any

Dividend

Equivalents

pursuant

to

the

Dividend

Equivalents

Deferral

Election
Form attached hereto

as Exhibit

C. Any such

deferral election must

be made in

compliance with
such rules and procedures as the Committee prescribes. If any Dividend Equivalents are deferred, the Company shall credit the amount of

such Dividend Equivalents to the

Account in the form of
additional DSUs

based on

the Fair

Market Value

of a

share of

Common Stock

on the

date such
Dividend Equivalent would

be paid pursuant to

Section 3(a). Any

such additional DSUs

shall be
considered

DSUs

under

this

Agreement

and

shall

be

entitled

to

receive

Dividend

Equivalents
pursuant to

this Section

3; provided,

however,

that any

such additional

DSUs shall

be settled

in

accordance with

the deferral

election made

pursuant to

this Section

3(b), rather

than pursuant

to
Section 4.
4. Settlement of DSUs
.

(a)
As

soon

as

administratively

practicable

following

the

vesting

of

DSUs
pursuant to Section

2, but in no

event later than

30 days after

such vesting date, the

Company shall
deliver

to

the

Participant

a

number

of

shares

of

Common

Stock

equal

to

the

number

of

DSUs
subject to this Award,

unless delivery is deferred pursuant to Section 4(b). All shares of Common
Stock issued

hereunder shall

be delivered

either

by delivering

one or

more

certificates

for such
shares

to

the

Participant

or

by

entering

such

shares

in

book-entry

form,

as

determined

by

the
Committee in its sole discretion.

The value of shares

of Common Stock shall not

bear any interest
owing

to

the

passage

of

time.

Neither

this

Section

3

nor

any

action

taken

pursuant

to

or

in
accordance

with

this

Agreement

shall

be

construed

to

create

a

trust

or

a

funded

or

secured
obligation of any kind.
(b)
Notwithstanding Section

4(a), the

Participant may

elect to

defer the

delivery
of

the

DSUs

pursuant

to

the

Deferred

Stock

Units

Deferral

Election

Form

attached

hereto

as
Exhibit B. Any such deferral

election must be made in

compliance with such rules and

procedures
as the Committee prescribes.
5.
Tax

Withholding
.

To

the

extent

that

the

receipt,

vesting

or

settlement

of

this
Award

results in compensation

income or wages

to the Participant

for federal, state,

local and/or
foreign tax purposes, the Participant shall make arrangements satisfactory to the Company for the satisfaction of obligations for the payment of withholding

taxes and other tax obligations relating
to

this

Award,

which

arrangements

include

the

delivery

of

cash

or

cash

equivalents,

Common
Stock (including previously owned

Common Stock, net settlement,

a broker-assisted sale,

or other
cashless withholding or

reduction of the

amount of shares

otherwise issuable or

delivered pursuant
to this Award), other property,

or any other legal consideration the Committee

deems appropriate.
If such

tax obligations

are satisfied

through net

settlement or

the surrender

of previously

owned
Common Stock,

the maximum

number of

shares of

Common Stock

that may

be so

withheld (or
surrendered) shall be the number of shares

of Common Stock that have an

aggregate Fair Market
Value

on the date of withholding or surrender

equal to the aggregate amount of such tax

liabilities
determined

based

on

the

greatest

withholding

rates

for

federal,

state,

local

and/or

foreign

tax
purposes,

including

payroll

taxes,

that

may

be

utilized

without

creating

adverse

accounting
treatment

for

the

Company

with

respect

to

this

Award,

as

determined

by

the

Committee.

The
Participant acknowledges that there may be adverse tax consequences upon the receipt, vesting or
settlement of this Award

or disposition of the underlying

shares and that the

Participant has been
advised,

and

hereby

is

advised,

to

consult

a

tax

advisor.

The

Participant

represents

that

the
Participant

is

in

no

manner

relying

on

the

Board,

the

Committee,

the

Company

or

any

of

its
Affiliates

or

any

of

their

respective

managers,

directors,

officers,

employees

or

authorized
representatives

(including,

without

limitation,

attorneys,

accountants,

consultants,

bankers,
lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences.
6. Non-Transferability
.

None of the

DSUs, the Dividend

Equivalents or any

interest
or right therein may be

sold, pledged, assigned or transferred in

any manner other than by will

or

the laws of descent and distribution, unless

and until the shares of Common Stock underlying

the
DSUs

have been

issued,

and

all

restrictions

applicable to

such

shares have

lapsed.

Neither the
DSUs nor any interest

or right therein shall

be liable for the

debts, contracts or engagements

of the
Participant

or

his

or

her

successors

in

interest

or

shall

be

subject

to

disposition

by

transfer,
alienation,

anticipation,

pledge,

encumbrance,

assignment

or

any

other

means,

whether

such
disposition

be

voluntary

or

involuntary

or

by

operation

of

law

by

judgment,

levy,

attachment,
garnishment or

any other

legal or

equitable proceedings

(including bankruptcy),

and any

attempted
disposition thereof shall

be null and

void and of

no effect, except

to the extent

that such disposition
is expressly permitted by the preceding sentence.
7.
Compliance

with

Applicable

Law
.

Notwithstanding

any

provision

of

this
Agreement to the contrary,

the issuance of shares

of Common Stock hereunder will

be subject to
compliance with

all requirements

of applicable

law

with respect

to such

securities and

with the
requirements of

any stock

exchange or market

system upon

which the

Common Stock

may then
be listed.

No shares of Common Stock will be issued hereunder if such

issuance would constitute
a violation

of any

applicable law

or regulation

or the

requirements of

any stock

exchange or

market
system upon which the Common Stock may then be listed.

In addition, shares of Common Stock
will not be issued hereunder

unless (a) a registration statement

under the Securities Act

is in effect
at the

time of

such issuance

with respect

to the

shares to

be issued

or (b)

in the

opinion of

legal
counsel to the Company, the shares to

be issued are permitted to be issued in accordance with the
terms of

an applicable

exemption from

the registration

requirements of

the Securities

Act.

The
inability of the

Company to obtain

from any regulatory

body having jurisdiction

the authority,

if
any,

deemed by the

Company’s

legal counsel to

be necessary for

the lawful

issuance and sale

of
any shares of Common Stock hereunder

will relieve the Company of any liability in

respect of the
failure

to

issue

such

shares

as

to

which

such

requisite

authority

has

not

been

obtained.

As

a
condition to any issuance of Common Stock hereunder, the Company may require the Participant
to satisfy any requirements that may be necessary or

appropriate to evidence compliance with any
applicable

law

or

regulation

and

to

make

any

representation

or

warranty

with

respect

to

such
compliance as may be requested by the Company.
8. Legends
.

If a stock

certificate is

issued with

respect to shares

of Common

Stock
delivered hereunder,

such certificate

shall bear

such legend

or legends

as the

Committee deems
appropriate in order to

reflect the restrictions set

forth in this Agreement

and to ensure compliance
with the terms and provisions

of this Agreement, the rules,

regulations and other requirements

of
the Securities

and Exchange

Commission, any

applicable laws

or the

requirements of

any stock
exchange

on

which

the

Common

Stock

is

then

listed.

If

the

shares

of

Common

Stock

issued
hereunder are

held in

book-entry form,

then such

entry will

reflect that

the shares

are subject

to
the restrictions set forth in this Agreement.
9.
Rights as a

Stockholder
. The Participant

shall have no

rights as a

stockholder of
the Company with

respect to any

shares of Common

Stock that may

become deliverable

hereunder
unless and until the Participant has become

the holder of record of such shares of

Common Stock,
and no

adjustments shall

be made

for dividends

in cash

or other

property,

distributions or

other
rights in respect of

any such shares

of Common Stock,

except as otherwise

specifically provided
for in the Plan or this Agreement.

10.
Execution

of

Receipts

and

Releases
.

Any

issuance

or

transfer

of

shares

of
Common Stock or

other property to

the Participant or

the Participant’s

legal representative, heir,
legatee or distributee, in accordance with this Agreement

shall be in full satisfaction of all

claims
of such

person hereunder.

As a

condition precedent

to such

payment or

issuance, the

Company
may require the Participant

or the Participant’s

legal representative, heir,

legatee or distributee to
execute (and not revoke

within any time provided

to do so) a

release and receipt therefor

in such
form

as

it

shall

determine

appropriate;

provided,

however,

that

any

review

period

under

such
release will not modify the date of settlement with respect to vested DSUs.
11.
No Right to Continued

Service or Awards
. Nothing in the

adoption of the Plan,
nor

the

award

of

the

DSUs

thereunder

pursuant

to

the

Grant

Notice

and

this

Agreement,

shall
confer upon the Participant the right to a continued

service relationship with the Company or any
Affiliate, or any other entity,

or affect in any way the right

of the Company or any such Affiliate,
or any other

entity to terminate

such service relationship

at any time.

The grant of

the DSUs is

a
one-time benefit and does not create any contractual or other right to receive a grant of Awards or
benefits in lieu

of Awards

in the future. Any

future Awards

will be granted

at the sole

discretion
of the Company.
12. Notices
.

All notices

and other

communications under

this Agreement

shall be

in
writing and shall be

delivered to the parties

at the following addresses

(or at such other

address for
a party as shall be specified by like notice):
If to the

Company, unless otherwise designated by the

Company in a written

notice
to the Participant (or other holder):
Orchid Island Capital, Inc.
Attn: Bob Cauley

3305 Flamingo Drive

Vero

Beach, Florida 32963

If to the Participant, to the address for the Participant indicated on the signature page to the Grant Notice (as such address may be updated by the Participant providing written notice to such effect to the Company).

Any notice

that is

delivered personally

or by

overnight courier

or telecopier

in the

manner provided
herein shall

be deemed

to have

been duly

given to

the Participant

when it

is mailed

by the

Company
or, if such

notice is not mailed

to the Participant, upon receipt

by the Participant. Any notice

that
is

addressed and

mailed

in

the

manner herein

provided

shall

be

conclusively

presumed to

have
been given to the party

to whom it is addressed

at the close of business,

local time of the recipient,
on the fourth day after the day it is so placed in the mail.

13.
Consent

to

Electronic

Delivery;

Electronic

Signature
.

In

lieu

of

receiving
documents in paper format, the Participant agrees, to the

fullest extent permitted by law, to accept
electronic delivery of any documents that the Company may

be required to deliver (including, but
not limited to,

prospectuses, prospectus supplements,

grant or award

notifications and agreements,
account

statements,

annual

and

quarterly

reports

and

all

other

forms

of

communications)

in
connection with

this and

any other

Award made or offered

by the

Company. The Participant

hereby

consents to any and all

procedures the Company has established or

may establish for an electronic
signature system

for delivery

and acceptance

of any

such documents

that the

Company may

be
required to deliver, and agrees

that his or her

electronic signature is

the same as, and

shall have the
same force and effect as, his or her manual signature.
14.
Agreement

to

Furnish

Information
.

The

Participant

agrees

to

furnish

to

the
Company all information requested by the

Company to enable it to

comply with any reporting or
other requirement imposed upon the Company by or under any applicable statute or regulation.
15. Entire Agreement; Amendment
.

This Agreement, the Grant Notice and

the Plan
constitute the entire agreement

of the parties with regard

to the subject matter hereof,

and contains
all the covenants,

promises, representations, warranties

and agreements between

the parties with
respect to the DSUs

granted hereby; provided, however, that the terms

of this Agreement shall not
modify

and

shall

be

subject

to

the

terms

and

conditions

of

any

consulting

and/or

severance
agreement between the Company (or

an Affiliate or other entity) and

the Participant in effect as of
the date

a determination

is to

be made

under this

Agreement.

Without

limiting the

scope of

the
preceding sentence,

except as

provided therein,

all prior

understandings and

agreements, if

any,
among the parties

hereto relating to

the subject matter

hereof are hereby

null and

void and of

no
further force and

effect.

The Committee may,

in its sole

discretion, amend this

Agreement from
time to time

in any manner

that is

not inconsistent with

the Plan; provided,

however, that

except
as otherwise provided in the Plan or this Agreement, any such amendment that materially reduces the

rights

of

the

Participant

shall

be

effective

only

if

it

is

in

writing

and

signed

by

both

the
Participant and an authorized officer of the Company.
16. Severability and Waiver
.

If a court of competent jurisdiction

determines that any
provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of such

provision

shall

not

affect

the

validity

or

enforceability

of

any

other

provision

of

this
Agreement, and all

other provisions shall

remain in full

force and effect.

Waiver

by any party

of
any breach of this Agreement or failure to exercise

any right hereunder shall not be deemed to be
a waiver

of any

other breach

or right.

The failure

of any

party to

take action

by reason

of such
breach or

to exercise

any such

right shall

not deprive

the party

of the

right to

take action

at any
time while or after such breach or condition giving rise to such rights continues.
17. Clawback
.

Notwithstanding any provision in the Grant Notice, this Agreement or the Plan to the contrary, to the extent required

by (a) applicable law, including, without limitation,
the requirements

of the

Dodd-Frank Wall

Street Reform

and Consumer

Protection Act

of 2010,
any

Securities

and

Exchange

Commission

rule

or

any

applicable

securities

exchange

listing
standards and/or (b) any policy

that may be adopted or

amended by the Board

from time to time,
all

shares

of

Common

Stock

issued

hereunder

shall

be

subject

to

forfeiture,

repurchase,
recoupment and/or cancellation to the extent necessary to comply with such law(s) and/or policy.
18.
Governing

Law
.

THIS

AGREEMENT

SHALL

BE

GOVERNED

BY

AND
CONSTRUED

IN

ACCORDANCE

WITH

THE

LAWS

OF

THE

STATE

OF

MARYLAND
APPLICABLE TO CONTRACTS

MADE AND

TO BE PERFORMED

THEREIN, EXCLUSIVE
OF THE CONFLICT OF LAWS PROVISIONS OF MARYLAND

LAW.

19.
Successors

and

Assigns
.

The

Company

may

assign

any

of

its

rights

under

this
Agreement without the Participant’s

consent.

This Agreement will

be binding upon

and inure to
the benefit of

the successors

and assigns

of the

Company.

Subject to

the restrictions

on transfer
set

forth

herein

and

in

the

Plan,

this

Agreement

will

be

binding

upon

the

Participant

and

the
Participant's beneficiaries, executors, administrators and the person(s) to whom the DSUs may be transferred by will or the laws of descent or distribution.
20. Headings
. Headings are for

convenience only and are

not deemed to be part

of this
Agreement.
21. Counterparts
.

The

Grant

Notice

may

be

executed

in

one

or

more

counterparts,
each of

which shall

be deemed

an original

and all

of which

together shall

constitute one

instrument.

Delivery of an executed counterpart

of the Grant Notice by

facsimile or portable document format
(.pdf)

attachment

to

electronic

mail

shall

be

effective

as

delivery

of

a

manually

executed
counterpart of the Grant Notice.
22. Section 409A
. Notwithstanding anything

herein or in

the Plan to

the contrary,

the
DSUs granted

pursuant to this

Agreement are

intended to comply

with the applicable

requirements
of Section

409A, as

amended from

time to

time, and

the guidance

and regulations

promulgated
thereunder

and

successor

provisions,

guidance

and

regulations

thereto

(the

“
Nonqualified
Deferred Compensation Rules
”) and shall

be construed and

interpreted in accordance

with such
intent.

If

the

Participant

is

deemed

to

be

a

“specified

employee”

within

the

meaning

of

the
Nonqualified Deferred Compensation Rules, as determined by the Committee, at a time when the
Participant becomes

eligible for

settlement of

the DSUs

upon the

Participant’s

“separation from
service” within the meaning of the Nonqualified Deferred Compensation Rules, then to the extent
necessary

to

prevent

any

accelerated

or

additional

tax

under

the

Nonqualified

Deferred
Compensation Rules,

such settlement

will be

delayed until

the earlier

of: (a)

the date

that is

six
months

following

the

Participant’s

separation

from

service

and

(b)

the

Participant’s

death.

Notwithstanding the

foregoing, the

Company and

its Affiliates

make no

representations that

the
DSUs provided

under this

Agreement are

compliant with

the Nonqualified

Deferred Compensation
Rules and

in no

event shall

the Company

or any

Affiliate be

liable for

all or

any portion

of any
taxes, penalties,

interest or

other expenses

that may

be incurred

by the

Participant on

account of
non-compliance with the Nonqualified Deferred Compensation Rules.

EXHIBIT B
DEFERRED STOCK UNITS
DEFERRAL ELECTION FORM
Please complete this Deferred Stock Units Deferral Election Form (the “ DSU Election Form ”)
and return a signed copy to Bob Cauley no later than 5:00pm EST on December 31, 2021 (the
“ Election Deadline
”).

Name:

______________________________________
NOTE: This DSU Election Form will apply to all grants of Deferred Stock Units (the
“ DSUs ”) you may receive from Orchid Island Capital, Inc. (the “ Company ”) on and after
January 1, 2022 until such time as a new signed DSU Election Form is received by the
Company.

Any new signed DSU Election Form must be received by the Company no later than December 31 of the calendar year preceding the calendar in which it is intended to apply.
1. Settlement of DSUs
In making this election, the following rules apply:

●
Unless

otherwise specified,

capitalized terms

used

but

not

defined in

this

DSU

Election
Form shall

have the

meaning attributed

to them

in the

Deferred Stock

Unit Grant

Notice
(the “ Grant Notice
”), the Deferred

Stock Unit Agreement

(the “
Agreement
”) or the

Orchid
Island Capital,

Inc. 2021

Equity Incentive

Plan, as

amended from

time to

time (the

“
Plan ”),
as applicable.

●
You must complete this DSU

Election Form

by the Election

Deadline and select

a payment
date on

which you

will receive

the shares

of Common

Stock underlying

the DSUs.

You
must

complete

this

DSU

Election

Form

even

if

you

want

the

shares

of

Common

Stock
underlying your DSUs to be paid to you at the default time specified in the Agreement.

●
Notwithstanding the

foregoing, if

you fail

to complete

and timely

submit this

DSU Election
Form, the

shares of

Common Stock

underlying your

DSUs will

be paid

to you

at the

default
time specified in the Agreement.

2. Deferral Election
I hereby irrevocably elect to receive the shares of Common Stock issuable pursuant to any DSUs granted to me under the Plan or any successor plan thereto in 2022 and any future calendar years, until such time as a new signed DER Election Form is received by the Company, upon the earlier to occur of my death, disability (as defined in Treasury
Regulation Section 1.409A-3(i)(4)), a Change in Control, or

(
select only one of the following ):

☐

(a)

The default time specified in the Agreement.

☐

(b)

The

date

I

incur

a

separation

from

service

with

the

Company,
determined

in

accordance

with

the

Company’s

written

and

generally

applicable
policies.
☐

(c)

The

anniversary of the

date of

I incur a

separation from
service with the

Company,

determined in accordance

with the Company’s

written
and generally applicable policies.
☐

(d)

As soon as

administratively feasible following

________________
___, _____ ( insert applicable date ).
3.

Signature
I understand that my rights to the shares of Common Stock underlying the DSUs are subject to the rights of the general creditors of the Company in the event of its insolvency.

I further understand that this DSU Election Form will become effective and irrevocable as of
5:00pm EST on December 31, 2021, which is the Election Deadline. Once I have elected the time of settlement of my DSUs by filing this completed DSU Election Form, I understand that (a) the settlement election will be irrevocable and (b) the settlement election will control over any contrary payment time or event specified in Section 4 of the Agreement.

I
acknowledge that, if I do not complete and timely submit this DSU Election Form, the shares of
Common Stock underlying my DSUs will be paid to me at the default time specified in the
Agreement.
By executing this DSU Election Form, I hereby acknowledge my understanding of, and agreement with, the terms and provisions set forth in this DSU Election Form, the Grant Notice, the Agreement and the Plan.

PARTICIPANT

Name:

Date:

EXHIBIT C
DIVIDEND EQUIVALENTS
DEFERRAL ELECTION FORM
Please complete this Dividend Equivalents Deferral Election Form (the “ DER Election Form ”)
and return a signed copy to Bob Cauley no later than 5:00pm EST on December 31, 2021 (the
“ Election Deadline
”).

Name:

______________________________________
NOTE: This DER Election Form will apply to all Dividend Equivalents you may receive from Orchid Island Capital, Inc. (the “ Company ”) pursuant to an award of Deferred Stock
Units on and after January 1, 2022 until such time as a new signed DER Election Form is received by the Company. Any new signed DSU Election Form must be received by the
Company no later than December 31 of the calendar year preceding the calendar in which it is intended to apply.
1. Settlement of Dividend Equivalents
In making this election, the following rules apply:

●
Unless

otherwise specified,

capitalized terms

used

but

not

defined in

this

DER

Election
Form shall

have the

meaning attributed

to them

in the

Deferred Stock

Unit Grant

Notice
(the “ Grant Notice
”), the Deferred

Stock Unit Agreement

(the “
Agreement
”) or the

Orchid
Island Capital,

Inc. 2021

Equity Incentive

Plan, as

amended from

time to

time (the

“
Plan ”),
as applicable.

●
You must complete this DER

Election Form

by the Election

Deadline and select

a payment
date on which you will receive the Dividend Equivalents (or the shares of Common Stock underlying any

reinvested Dividend

Equivalents). You

must complete

this DER

Election
Form

even

if

you

want

the

Dividend

Equivalents

to

be

paid

to

you

at

the

default

time
specified in the Agreement.

●
Notwithstanding the

foregoing, if

you fail

to complete

and timely

submit this

DER Election
Form,

the

Dividend

Equivalents

will

be

paid

to

you

at

the

default

time

specified

in

the
Agreement.

2. Deferral Election
I hereby irrevocably elect to receive _____% of the Dividend Equivalents (or the shares of Common Stock underlying any reinvested Dividend Equivalents) issuable pursuant to any Deferred Stock Units granted to me under the Plan or any successor plan thereto in 2022 and any future calendar years (the “Deferred Dividend Equivalents”), until such time as a new signed DER Election Form is received by the Company, upon the earlier to occur of my death, disability (as defined in Treasury

Regulation Section 1.409A-
3(i)(4)), a Change in Control, or

(
select only one of the following ):

☐

(a)

The

date

I

incur

a

separation

from

service

with

the

Company,
determined

in

accordance

with

the

Company’s

written

and

generally

applicable
policies.
☐

(b)

The

anniversary of the

date of

I incur a

separation from
service with the

Company,

determined in accordance

with the Company’s

written
and generally applicable policies.
☐

(c)

As soon as

administratively feasible following

________________
___, _____ ( insert applicable date ).
For

the

avoidance

of

doubt,

if

less

than

100%

of

the

Dividend

Equivalents

(or

the
shares

of

Common

Stock

underlying

any

reinvested

Dividend

Equivalents)

are

Deferred
Dividend

Equivalents

pursuant

to

this

Section

2

of

the

DER

Election

Form,

then

any
Dividend Equivalents (or

the shares of

Common Stock underlying

any reinvested Dividend
Equivalents)

that

are

not

Deferred

Dividend

Equivalents

will

be

paid

at

the

default

time
specified in the Agreement.

3.

Signature
I understand that my rights to the Deferred Dividend Equivalents are subject to the rights of the general creditors of the Company in the event of its insolvency.

I further understand
that this DER Election Form will become effective and irrevocable as of 5:00pm EST on
December 31, 2021, which is the Election Deadline. Once I have elected the time of settlement of my Deferred Dividend Equivalents by filing this completed DER Election Form, I understand that (a) the settlement election will be irrevocable and (b) the settlement election will control over any contrary payment time or event specified in Section 3 of the
Agreement for the Deferred Dividend Equivalents.

I acknowledge that, if I do not complete
and timely submit this DER Election Form, none of the Dividend Equivalents (or the shares of
Common Stock underlying any reinvested Dividend Equivalents) will become Deferred
Dividend Equivalents and all Dividend Equivalents (or the shares of Common Stock underlying any reinvested Dividend Equivalents) will be paid to me at the default time specified in the
Agreement.

By executing this DER Election Form, I hereby acknowledge my understanding of, and agreement with, the terms and provisions set forth in this DER Election Form, the Grant Notice, the Agreement and the Plan.

PARTICIPANT

Name:

Date: